Quarterly Financial Supplement ——————————— First Quarter 2026 The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K as applicable. All dollar amounts are presented in millions except for per share amounts. Exhibit 99.2

Financial Results Financial Highlights 3 Consolidated Statements of Operations (GAAP) 4 Reconciliation of Net Earnings (Loss) to Adjusted Net Earnings Attributable to Common Shareholders 5 Adjusted Net Earnings - Significant Income and Expense Items 6 Adjusted Return on Assets 7 Assets Under Management Rollforward and Average Assets Under Management 8 Interest and Investment Income and Yield 8 Consolidated Balance Sheets (GAAP) 9 Capitalization 10 Return on Equity Attributable to Common Shareholders 10 Investment Summary Summary of Invested Assets by Asset Class 11 Credit Quality of Fixed Maturity Securities, Asset-Backed Securities and Collateral Loan Obligations and Loan-Backed Private Originations 12 Product Summary GAAP Net Reserve Summary 13 Annuity Account Balance Rollforward 13 Annuity Liability Characteristics 14 Top 5 Reinsurers 14 Additional Information Ratings Overview 15 Shareholder Information 16 Non-GAAP Reconciliations 17 Non-GAAP Measures Definitions 20 F&G Annuities & Life, Inc. Financial Supplement - March 31, 2026 2

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2026

Financial Highlights

	Three months ended					Year ended	
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2025	December 31, 2024
SELECTED CONSOLIDATED STATEMENT OF OPERATIONS DATA							
Net earnings (loss) attributable to F&G	$ 248	$ 128	$ 118	$ 40	$ (21)	$ 265	$ 639
Net earnings (loss) attributable to common shareholders	244	124	114	35	(25)	248	622
Net earnings (loss) attributable to common shareholders per diluted share [2]	1.78	0.92	0.85	0.26	(0.20)	1.88	4.88
Weighted-average diluted shares outstanding (in millions)	139	139	139	134	126	132	131
RELATED NON-GAAP MEASURES [1]							
Adjusted net earnings attributable to common shareholders	110	123	165	103	91	482	546
Adjusted net earnings attributable to common shareholders per diluted share [2]	0.82	0.91	1.22	0.77	0.72	3.64	4.30
Adjusted weighted-average diluted shares outstanding (in millions)	139	139	139	134	132	137	131
Adjusted return on assets attributable to common shareholders	0.76%	0.87%	0.87%	0.71%	0.68%	0.87%	1.06%
Adjusted return on average common shareholder equity, excluding AOCI	8.4%	8.2%	8.8%	8.8%	9.7%	8.2%	10.3%
SELECTED CONSOLIDATED BALANCE SHEET DATA							
Total assets	101,031	98,430	96,137	91,816	88,007	98,430	84,931
Total liabilities	96,282	93,513	91,197	87,259	83,522	93,513	80,855
Total equity	4,749	4,917	4,940	4,557	4,485	4,917	4,076
Total equity, excluding AOCI	6,592	6,405	6,316	6,227	6,219	6,405	5,999
Common shares outstanding (in millions)	134	136	135	135	135	136	127
RELATED NON-GAAP MEASURES [1]							
Total F&G equity attributable to common shareholders, excluding AOCI	6,232	6,042	5,950	5,858	5,847	6,042	5,624
Book value per common share	32.75	33.49	33.88	31.02	30.47	33.49	29.14
Book value per common share, excluding AOCI	46.51	44.43	44.07	43.39	43.31	44.43	44.28
Assets under management ("AUM")	56,436	57,574	56,647	55,565	54,546	57,574	53,817
Average assets under management ("AAUM") YTD	57,905	55,384	54,870	54,521	53,877	55,384	51,574
AUM before reinsurance	74,454	73,090	71,430	69,161	67,398	73,090	65,274
SALES [1]							
Indexed annuities ("FIA/RILA")	$ 1,579	$ 1,876	$ 1,665	$ 1,701	$ 1,461	$ 6,703	$ 6,729
Indexed universal life ("IUL")	44	53	41	53	43	190	166
Pension risk transfer ("PRT")	317	832	538	445	311	2,126	2,242
Subtotal: Core sales	1,940	2,761	2,244	2,199	1,815	9,019	9,137
Fixed rate annuities ("MYGA")	183	356	969	1,907	562	3,794	5,105
Funding agreements ("FABN/FHLB")	1,050	275	1,025	—	525	1,825	1,020
Subtotal: Opportunistic sales [3]	1,233	631	1,994	1,907	1,087	5,619	6,125
Gross sales	3,173	3,392	4,238	4,106	2,902	14,638	15,262
Sales attributable to flow reinsurance to third parties [4]	(928)	(1,088)	(1,438)	(1,362)	(721)	(4,609)	(4,691)
Net sales	$ 2,245	$ 2,304	$ 2,800	$ 2,744	$ 2,181	$ 10,029	$ 10,571

[1] Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section.
[2] For time periods when preferred stock is dilutive, the weighted average number of diluted shares includes assumed issuance of common shares upon conversion of the preferred stock; additionally, the preferred stock dividends are not deducted from net earnings (loss) or adjusted net earnings (loss).
[3] Opportunistic sales volumes fluctuate quarter to quarter depending on economics and market opportunity as we prioritize allocating capital to the highest return opportunities.
[4] Sales attributable to flow reinsurance to third parties includes the reinsurance sidecar.

3

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2026

Consolidated Statements of Operations (GAAP)

	Three months ended					Year ended	
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2025	December 31, 2024
Revenues							
Life insurance premiums and other fees	$ 479	$ 987	$ 711	$ 608	$ 489	$ 2,795	$ 2,860
Interest and investment income	723	741	748	682	666	2,837	2,719
Owned distribution revenues	17	26	24	23	16	89	81
Recognized gains and (losses), net	(32)	11	211	51	(263)	10	84
Total revenues	1,187	1,765	1,694	1,364	908	5,731	5,744
Benefits and expenses							
Benefits and other changes in policy reserves	484	1,265	1,181	993	524	3,963	3,791
Market risk benefit losses (gains)	73	19	43	(4)	109	167	(25)
Depreciation and amortization	173	174	180	158	153	665	569
Personnel costs	60	70	79	77	67	293	296
Other operating expenses	33	35	38	42	41	156	203
Interest expense	41	41	42	41	40	164	132
Total benefits and expenses	864	1,604	1,563	1,307	934	5,408	4,966
Earnings (loss) before income taxes	323	161	131	57	(26)	323	778
Income tax expense (benefit)	74	31	11	15	(5)	52	136
Net earnings (loss)	249	130	120	42	(21)	271	642
Less: Non-controlling interests	1	2	2	2	—	6	3
Net earnings (loss) attributable to F&G	248	128	118	40	(21)	265	639
Less: Preferred stock dividend	4	4	4	5	4	17	17
Net earnings (loss) attributable to F&G common shareholders	$ 244	$ 124	$ 114	$ 35	$ (25)	$ 248	$ 622
Net earnings (loss) attributable to F&G common shareholders per common share							
Basic	$ 1.83	$ 0.93	$ 0.86	$ 0.26	$ (0.20)	$ 1.89	$ 4.98
Diluted	$ 1.78	$ 0.92	$ 0.85	$ 0.26	$ (0.20)	$ 1.88	$ 4.88
Weighted average common shares used in computing net earnings (loss) per common share							
Basic	133	133	133	133	126	131	125
Diluted	139	139	139	134	126	132	131

4

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2026

Reconciliation of Net Earnings (Loss) to Adjusted Net Earnings Attributable to Common Shareholders [1 2]

	Three months ended					Year ended	
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2025	December 31, 2024
Net earnings (loss) attributable to F&G	$ 248	$ 128	$ 118	$ 40	$ (21)	$ 265	$ 639
Non-GAAP adjustments							
Recognized (gains) and losses, net							
Net realized and unrealized (gains) losses on fixed maturity available-for-sale securities, equity securities and other invested assets	34	7	10	12	15	44	(76)
Change in allowance for expected credit losses	(1)	14	(1)	19	22	54	32
Change in fair value of reinsurance related embedded derivatives	(219)	(23)	60	61	41	139	33
Change in fair value of other derivatives and embedded derivatives	23	6	(1)	(13)	(49)	(57)	38
Recognized (gains) losses, net	(163)	4	68	79	29	180	27
Market related liability adjustments	(37)	(22)	(37)	(16)	103	28	(214)
Purchase price amortization	15	18	29	18	15	80	84
Transaction costs, other and non-recurring items	5	1	6	8	1	16	16
Non-controlling interest	(2)	(3)	(2)	(2)	(2)	(9)	(10)
Income taxes adjustment	48	1	(13)	(19)	(30)	(61)	21
Adjusted net earnings	114	127	169	108	95	499	563
Less: Preferred stock dividend	4	4	4	5	4	17	17
Adjusted net earnings attributable to common shareholders [1 2]	$ 110	$ 123	$ 165	$ 103	$ 91	$ 482	$ 546
Adjusted net earnings per common share							
Diluted	$ 0.82	$ 0.91	$ 1.22	$ 0.77	$ 0.72	$ 3.64	$ 4.30
Weighted average common shares used in computing adjusted net earnings per common share							
Diluted	139	139	139	134	132	137	131

[1] Refer to "Non-GAAP Measures Definitions" in the additional information section.
[2] Refer to Adjusted Net Earnings - Significant Income and Expense Items on page 6.

5

Adjusted Net Earnings - Significant Income and Expense Items ¹ ² Each reporting period, we identify significant income and expense items that help explain the trends in our adjusted net earnings, as we believe these items provide further clarity to the financial performance of the business. Those significant income and expense items are reported after taxes. Three months ended March 31, 2026 Adjusted net earnings of $110 million for the three months ended March 31, 2026 included expense from $5 million of investment and other income true-up adjustments. Investment income from alternative investments was $44 million below the midpoint of management's long-term expected return of approximately 12% to 14%. December 31, 2025 Adjusted net earnings of $123 million for the three months ended December 31, 2025. Investment income from alternative investments was $51 million below the midpoint of management's long- term expected return of approximately 12% to 14%. September 30, 2025 Adjusted net earnings of $165 million for the three months ended September 30, 2025 included income from $10 million tax valuation allowance benefit and $4 million of actuarial reserve release. Investment income from alternative investments was $53 million below the midpoint of management's long-term expected return of approximately 12% to 14%. June 30, 2025 Adjusted net earnings of $103 million for the three months ended June 30, 2025. Investment income from alternative investments was $67 million below the midpoint of management's long-term expected return of approximately 12% to 14%. March 31, 2025 Adjusted net earnings of $91 million for the three months ended March 31, 2025 included income from a $16 million reinsurance true-up adjustment. Investment income from alternative investments was $45 million below the midpoint of management's long-term expected return of approximately 12% to 14%. Year ended December 31, 2025 Adjusted net earnings of $482 million for the year ended December 31, 2025 included income from a $16 million reinsurance true-up adjustment, $10 million tax valuation allowance benefit, and $4 million of actuarial reserve release. Investment income from alternative investments was $216 million below the midpoint of management's long-term expected return of approximately 12% to 14%. December 31, 2024 Adjusted net earnings of $546 million for the year ended December 31, 2024 included expense from $30 million of actuarial model updates and refinements; partially offset by income from a $14 million tax valuation allowance and $6 million of other income items. Investment income from alternative investments was $145 million below the midpoint of management's long-term expected return of approximately 12% to 14%. ¹ Refer to Reconciliation of net earnings (loss) to adjusted net earnings attributable to common shareholders on page 5. ² Effective January 1, 2026, our presentation of investment income from alternative investments does not include fixed income assets. Prior periods are presented on a comparable basis to reflect the new definition of investment income from alternative investments. F&G Annuities & Life, Inc. Financial Supplement - March 31, 2026 6

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2026

Adjusted Return on Assets [1]

	Annualized year to date				
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Adjusted interest and investment income	$ 2,944	$ 2,813	$ 2,765	$ 2,674	$ 2,660
Cost of funds	(1,984)	(1,773)	(1,724)	(1,708)	(1,712)
Product margin	960	1,040	1,041	966	948
Flow reinsurance fee income	64	56	55	54	52
Owned distribution margin	36	47	45	42	28
Expenses (operating, interest and taxes)	(604)	(644)	(645)	(656)	(648)
Adjusted net earnings	$ 456	$ 499	$ 496	$ 406	$ 380
Less: Preferred stock dividend	16	17	17	18	16
Adjusted net earnings attributable to common shareholders (A)	$ 440	$ 482	$ 479	$ 388	$ 364
AAUM YTD (B)	57,905	55,384	54,870	54,521	53,877

	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Adjusted interest and investment income	5.08 %	5.08 %	5.04 %	4.90 %	4.94 %
Cost of funds	(3.42)%	(3.20)%	(3.14)%	(3.13)%	(3.18)%
Product margin	1.66 %	1.88 %	1.90 %	1.77 %	1.76 %
Flow reinsurance fee income	0.11 %	0.10 %	0.10 %	0.10 %	0.10 %
Owned distribution margin	0.06 %	0.08 %	0.08 %	0.08 %	0.05 %
Expenses (operating, interest and taxes)	(1.04)%	(1.16)%	(1.18)%	(1.21)%	(1.20)%
Adjusted return on assets	0.79 %	0.90 %	0.90 %	0.74 %	0.71 %
Less: Preferred stock dividend	0.03 %	0.03 %	0.03 %	0.03 %	0.03 %
Adjusted return on assets attributable to common shareholders (A/B)	0.76 %	0.87 %	0.87 %	0.71 %	0.68 %

[1] Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section.

7

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2026

Assets Under Management Rollforward and Average Assets Under Management [1]

	Three months ended					Year ended	
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2025	December 31, 2024
AUM at beginning of period	$ 57,574	$ 56,647	$ 55,565	$ 54,546	$ 53,817	$ 53,817	$ 49,103
Net new business asset flows	1,364	1,660	2,269	1,763	1,790	7,482	9,169
Net flow reinsurance to third parties	(688)	(733)	(1,187)	(744)	(742)	(3,406)	(4,631)
Net inforce reinsurance to third parties	(1,814)	—	—	—	(653)	(653)	—
Net capital transaction proceeds (disbursements)	—	—	—	—	334	334	176
AUM at end of period	$ 56,436	$ 57,574	$ 56,647	$ 55,565	$ 54,546	$ 57,574	$ 53,817
AAUM YTD	$ 57,905	$ 55,384	$ 54,870	$ 54,521	$ 53,877	$ 55,384	$ 51,574
AUM before reinsurance	$ 74,454	$ 73,090	$ 71,430	$ 69,161	$ 67,398	$ 73,090	$ 65,274

Interest and Investment Income and Yield [1]

	Three months ended					Year ended	
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2025	December 31, 2024
Adjusted interest and investment income [2]	$ 736	$ 739	$ 737	$ 672	$ 665	$ 2,813	$ 2,643
AAUM QTD	57,905	56,986	55,654	55,170	53,877	55,384	51,574
Yield on AAUM	5.08 %	5.19 %	5.29 %	4.87 %	4.94 %	5.08 %	5.12 %
Less: Alternatives investment income (including short term mark-to-market) [3 6]	86	82	76	45	39	242	217
Less: Variable investment income [4 6]	8	7	24	6	19	56	59
Fixed income and other net investment income [2 5 6]	$ 642	$ 650	$ 637	$ 621	$ 607	$ 2,515	$ 2,367
AAUM QTD, excluding alternative investments	53,764	52,762	51,628	51,479	50,879	51,653	48,699
Yield on AAUM, excluding alternative investments and variable investment income [6]	4.77 %	4.93 %	4.93 %	4.83 %	4.77 %	4.87 %	4.86 %

[1] Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section.
[2] Reflects interest and investment income on an adjusted net earnings basis.
[3] Comprised of alternative investment income, which includes mark-to-market movement that is reflected in adjusted net earnings, from certain limited partnerships and other equity interests, including limited liability corporations classified as investments in unconsolidated affiliates and certain company owned life insurance ("COLI") classified as other long-term investments.
[4] Includes significant, non-recurring interest and investment income items, which could include call and tender income, commercial loan obligation redemption gains and other miscellaneous investment income.
[5] Includes interest and investment income from fixed maturity securities, mortgage loans, equity securities, short-term investments, and long-term investments.
[6] Effective January 1, 2026, our presentation of investment income from alternative investments does not include fixed income assets. Prior periods are presented on a comparable basis to reflect the new definition of investment income from alternative investments.

8

Consolidated Balance Sheets (GAAP) Assets March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Investments Fixed maturity securities available for sale, at fair value, net of allowance $ 52,361 $ 52,700 $ 51,601 $ 50,193 $ 47,909 Fixed maturity securities, at fair value under fair value option 93 — — — — Equity securities, at fair value 336 341 352 341 354 Derivative investments 889 1,148 1,222 931 702 Mortgage loans, net of allowance 8,459 7,891 7,391 6,940 6,366 Investments in unconsolidated affiliates 5,013 4,878 4,731 4,301 4,127 Other long-term investments 1,288 1,294 1,022 998 587 Policy loans 157 147 136 125 115 Short-term investments 992 1,043 910 760 549 Total investments $ 69,588 $ 69,442 $ 67,365 $ 64,589 $ 60,709 Cash and cash equivalents 1,324 1,486 2,189 1,884 3,293 Reinsurance recoverable, net of allowance 19,975 17,545 16,843 15,777 14,746 Goodwill 2,124 2,180 2,180 2,179 2,179 Prepaid expenses and other assets 1,131 1,052 1,042 967 904 Other intangible assets, net 6,406 6,275 6,097 5,943 5,721 Market risk benefits asset 308 285 242 213 187 Income taxes receivable 78 83 67 6 — Deferred tax asset, net 97 82 112 258 268 Total assets $ 101,031 $ 98,430 $ 96,137 $ 91,816 $ 88,007 Liabilities and Equity Contractholder funds $ 63,474 $ 62,726 $ 61,798 $ 59,813 $ 57,823 Future policy benefits 10,748 10,755 10,055 9,463 9,065 Market risk benefits liability 968 903 830 711 635 Accounts payable and accrued liabilities 2,367 2,701 2,696 2,568 2,314 Income taxes payable — — — — 9 Notes payable 2,238 2,237 2,236 2,235 2,234 Funds withheld for reinsurance liabilities 16,487 14,191 13,582 12,469 11,442 Total liabilities $ 96,282 $ 93,513 $ 91,197 $ 87,259 $ 83,522 Equity Preferred stock, at par value — — — — — Common stock, at par value — — — — — Additional paid-in-capital 3,773 3,764 3,755 3,747 3,741 Retained earnings 2,778 2,568 2,478 2,394 2,389 Accumulated other comprehensive income (loss) ("AOCI") (1,843) (1,488) (1,376) (1,670) (1,734) Treasury stock (69) (40) (33) (33) (33) Total F&G Annuities & Life, Inc. shareholders' equity $ 4,639 $ 4,804 $ 4,824 $ 4,438 $ 4,363 Non-controlling interests 110 113 116 119 122 Total equity $ 4,749 $ 4,917 $ 4,940 $ 4,557 $ 4,485 Total liabilities and equity $ 101,031 $ 98,430 $ 96,137 $ 91,816 $ 88,007 F&G Annuities & Life, Inc. Financial Supplement - March 31, 2026 9

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2026

Capitalization [1]

	Three months ended				
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Notes payable	$ 2,238	$ 2,237	$ 2,236	$ 2,235	$ 2,234
Net issuance costs (premium)	32	33	34	35	36
Notes payable (aggregate principal amount) (A)	$ 2,270	$ 2,270	$ 2,270	$ 2,270	$ 2,270
Total equity	4,749	4,917	4,940	4,557	4,485
Less: AOCI	(1,843)	(1,488)	(1,376)	(1,670)	(1,734)
Total equity, excluding AOCI	$ 6,592	$ 6,405	$ 6,316	$ 6,227	$ 6,219
Total Capitalization, excluding AOCI (B)	$ 8,862	$ 8,675	$ 8,586	$ 8,497	$ 8,489
Debt-to-Capitalization, excluding AOCI (A/B)	25.6 %	26.2 %	26.4 %	26.7 %	26.7 %

Return on Equity Attributable to Common Shareholders [1]

	Twelve months ended				
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Net earnings (loss) attributable to common shareholders - rolling four quarters (C)	$ 517	$ 248	$ 447	$ 323	$ 486
Adjusted net earnings attributable to common shareholders - rolling four quarters (D)	501	482	502	493	529
Average F&G equity attributable to common shareholders - 5 point average (E)	4,364	4,226	4,134	3,901	3,722
Less: Average AOCI - 5 point average	(1,622)	(1,638)	(1,587)	(1,702)	(1,745)
Average F&G equity attributable to common shareholders, excluding AOCI - 5 point average (F)	$ 5,986	$ 5,864	$ 5,721	$ 5,603	$ 5,467
Return on average common shareholder equity (C/E)	11.8 %	5.9 %	10.8 %	8.3 %	13.1 %
Adjusted return on average common shareholder equity, excluding AOCI (D/F)	8.4 %	8.2 %	8.8 %	8.8 %	9.7 %

[1] Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section.

10

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2026

Summary of Invested Assets by Asset Class

	March 31, 2026			December 31, 2025		
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent
Fixed maturity securities, available for sale						
United States Government full faith and credit	$ 437	$ 434	1 %	$ 495	$ 493	1 %
United States Government sponsored entities	122	121	— %	194	196	— %
United States municipalities, states and territories	1,546	1,330	2 %	1,562	1,355	2 %
Foreign Governments	306	265	— %	292	261	— %
Corporate securities:						
Finance, insurance and real estate	9,863	9,295	14 %	9,699	9,309	14 %
Manufacturing, construction and mining	1,485	1,343	2 %	1,496	1,386	2 %
Utilities, energy and related sectors	4,283	3,800	5 %	4,098	3,681	5 %
Wholesale/retail trade	4,477	4,011	6 %	4,124	3,732	5 %
Services, media and other	5,927	5,059	7 %	5,916	5,142	8 %
Hybrid securities	643	619	1 %	625	609	1 %
Non-agency residential mortgage-backed securities	2,544	2,531	4 %	2,646	2,649	4 %
Commercial mortgage-backed securities	5,135	4,953	7 %	5,298	5,155	8 %
Asset-backed securities	8,021	7,811	11 %	7,982	7,842	11 %
Collateral loan obligations and loan-backed private originations	10,842	10,789	16 %	10,865	10,890	16 %
Total fixed maturity securities, available for sale	$ 55,631	$ 52,361	76 %	$ 55,292	$ 52,700	77 %
Fixed maturity securities, at fair value under fair value option	92	93	— %	—	—	— %
Equity securities	419	336	1 %	414	341	1 %
Limited partnerships: (includes alternative investments with a FV of $3,622 and $3,708 for 2026 and 2025, respectively, net of amounts attributable to funds withheld reinsurance agreements) [2]						
Private equity	2,196	2,196	3 %	2,079	2,079	3 %
Real assets	918	919	1 %	883	886	1 %
Credit	1,638	1,638	2 %	1,643	1,643	2 %
Limited partnerships	4,752	4,753	6 %	4,605	4,608	6 %
Commercial mortgage loans	3,515	3,303	5 %	3,242	3,025	4 %
Residential mortgage loans	4,944	4,668	7 %	4,649	4,424	6 %
Other (primarily derivatives, company owned life insurance and unconsolidated owned distribution investments) (includes alternative investments with a FV of $428 for 2026 and 2025) [2]	2,545	2,594	4 %	2,525	2,859	4 %
Short term investments	992	992	1 %	1,043	1,043	2 %
Total investments [1]	$ 72,890	$ 69,100	100 %	$ 71,770	$ 69,000	100 %
Interest and investment income (year to date and net of amounts attributable to funds withheld reinsurance agreements):						
Alternative investments [2]		$ 86	12 %		$ 242	9 %
All other non-alternative investments		637	88 %		2,595	91 %
Total		$ 723	100 %		$ 2,837	100 %

[1] Asset duration of 4.4 years and 4.5 years vs. liability duration of 5.1 years and 5.2 years for the periods ending March 31, 2026 and December 31, 2025, respectively.
[2] Alternative investments primarily include certain limited partnerships and other equity interests, including limited liability corporations classified as investments in unconsolidated affiliates and certain COLI classified as other long-term investments.

11

Credit Quality of Fixed Maturity Available For Sale ("AFS") Securities March 31, 2026 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 32,216 62 % BBB 2 17,665 34 % BB 3 1,707 3 % B 4 473 1 % CCC 5 109 — % CC and lower 6 191 — % Total $ 52,361 100 % Credit Quality of AFS Asset-Backed Securities March 31, 2026 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 5,336 68 % BBB 2 2,071 27 % BB 3 188 2 % B 4 55 1 % CCC 5 19 — % CC and lower 6 142 2 % Total $ 7,811 100 % Credit Quality of AFS Collateral Loan Obligations and Loan-Backed Private Originations March 31, 2026 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 7,368 68 % BBB 2 2,385 22 % BB 3 803 8 % B 4 207 2 % CCC 5 — — % CC and lower 6 26 — % Total $ 10,789 100 % F&G Annuities & Life, Inc. Financial Supplement - March 31, 2026 12

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2026

GAAP Net Reserve Summary [1]

						Year ended	
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2025	December 31, 2024
Indexed annuities	$ 28,925	$ 30,966	$ 30,831	$ 30,665	$ 30,139	$ 30,966	$ 29,953
Fixed rate annuities	6,142	6,404	6,623	6,661	5,880	6,404	6,434
Single premium immediate annuity and other	1,483	1,521	1,555	1,549	1,562	1,521	1,564
Indexed universal and other life	3,380	3,304	3,203	3,053	2,899	3,304	2,812
Funding agreements	6,785	6,234	6,011	5,284	5,737	6,234	5,315
Pension risk transfer	8,192	8,125	7,375	6,785	6,373	8,125	6,066
Total product reserves	$ 54,907	$ 56,554	$ 55,598	$ 53,997	$ 52,590	$ 56,554	$ 52,144

Annuity Account Balance Rollforward [2]

	Three months ended					Year ended	
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2025	December 31, 2024
Annuity balances at beginning of period:	$ 36,109	$ 36,174	$ 36,359	$ 35,281	$ 35,553	$ 35,553	$ 32,967
Net deposits							
Indexed annuities	774	1,043	778	1,298	1,070	4,189	5,828
Fixed rate annuities	52	112	377	1,075	204	1,768	1,275
Total net deposits	826	1,155	1,155	2,373	1,274	5,957	7,103
Surrenders, withdrawals, deaths, etc.							
Indexed annuities	(1,034)	(1,121)	(1,106)	(1,109)	(968)	(4,304)	(4,320)
Fixed rate annuities	(370)	(403)	(494)	(374)	(159)	(1,430)	(1,141)
Total surrenders, withdrawals, deaths, etc.	(1,404)	(1,524)	(1,600)	(1,483)	(1,127)	(5,734)	(5,461)
Net flows	(578)	(369)	(445)	890	147	223	1,642
Premium and interest bonuses	29	34	31	28	26	119	98
Fixed interest credited and index credits	298	327	276	216	253	1,072	1,042
Guaranteed product rider fees	(51)	(57)	(47)	(56)	(51)	(211)	(196)
Ceded inforce reinsurance transactions	(1,827)	—	—	—	(647)	(647)	—
Account balance at end of period	$ 33,980	$ 36,109	$ 36,174	$ 36,359	$ 35,281	$ 36,109	$ 35,553

[1] Periods prior to March 31, 2026 have been recast to reflect an update to include MRB assets, inclusive of reinsured MRB assets.
[2] The rollforward reflects the vested account balance of our indexed annuities and fixed rate annuities, net of reinsurance.

13

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2026

Annuity Liability Characteristics

Surrender Charge Percentages:	March 31, 2026 Fixed Rate Annuities Account Value	March 31, 2026 Indexed Annuities Account Value
No surrender charge	$ 380	$ 2,046
0.0% < 2.0%	17	449
2.0% < 4.0%	142	1,802
4.0% < 6.0%	669	2,877
6.0% < 8.0%	1,848	5,307
8.0% < 10.0%	2,796	9,020
10.0% or greater	—	6,627
	$ 5,852	$ 28,128

Credited Rate (Including Bonus Interest) vs. Ultimate Minimum Guaranteed Rate Differential:	March 31, 2026 Fixed Rate Annuities Account Value	March 31, 2026 Indexed Annuities Account Value
No differential	$ 377	$ 1,087
0.0% - 1.0%	64	792
1.0% - 2.0%	797	659
2.0% - 3.0%	849	499
3.0% - 4.0%	529	380
4.0% - 5.0%	2,875	5
5.0% - 6.0%	361	—
Allocated to index strategies	—	24,706
	$ 5,852	$ 28,128

Top 5 Reinsurers

		March 31, 2026			
		Financial Strength Rating			
Parent Company/Principal Reinsurers	Reinsurance Recoverable [1]	AM Best	S&P	Fitch	Moody's
Aspida [2]	$ 8,522	A-	—	—	—
Somerset Reinsurance Ltd.	5,607	A	BBB+	—	—
Everlake Life Insurance Company	1,875	A	—	—	—
Ancient Re Ltd.	1,735	—	—	—	—
Wilton Reassurance Co.	1,026	A+	—	A-	—

[1] Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies.
[2] The balance includes Aspida Life Re Ltd. and Aspida Re Cayman Ltd.
'-' indicates not rated

14

Ratings Overview A.M. Best S&P Fitch Moody's Holding Company and Security Ratings F&G Annuities & Life, Inc. Issuer Credit / Default Rating Not Rated BBB- BBB Baa3 Outlook Stable Stable Stable Senior Unsecured Notes Not Rated BBB- BBB- Baa3 Junior Subordinated Notes Not Rated BB BB Ba1 Operating Subsidiary Ratings Fidelity & Guaranty Life Insurance Company Financial Strength Rating A A- A- A3 Outlook Stable Stable Stable Stable Fidelity & Guaranty Life Insurance Company of New York Financial Strength Rating A A- A- Not Rated Outlook Stable Stable Stable F&G Cayman Re Ltd Financial Strength Rating Not Rated Not Rated A- Not Rated Outlook Stable F&G Annuities & Life, Inc. Financial Supplement - March 31, 2026 15

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2026

Shareholder Information
NYSE: FG

History of Quarterly Common Stock Price	High	Low	Close
2025			
First Quarter	$ 47.04	$ 34.70	$ 36.05
Second Quarter	36.88	30.17	31.98
Third Quarter	35.50	30.01	31.27
Fourth Quarter	34.93	28.91	30.85
2026			
First Quarter	30.84	20.57	25.32

History of Quarterly Cash Dividend to Common Shareholders	Ex-Dividend Date	Record Date	Payable Date	Amount per Share
2025				
First Quarter	3/14/2025	3/17/2025	3/31/2025	$ 0.22
Second Quarter	6/13/2025	6/16/2025	6/30/2025	$ 0.22
Third Quarter	9/15/2025	9/16/2025	9/30/2025	$ 0.22
Fourth Quarter	12/16/2025	12/17/2025	12/31/2025	$ 0.25
2026				
First Quarter	3/16/2026	3/17/2026	3/31/2026	$ 0.25

Corporate Headquarters
F&G Annuities & Life, Inc.
801 Grand Avenue, Suite 2600
Des Moines, IA 50309

Investor Contact
Lisa Foxworthy-Parker
SVP, Investor and External Relations
Investor.relations@fglife.com
(515) 330-3307

Transfer Agent
Continental Stock Transfer and Trust Company
1 State Street, 30th Floor
New York, NY 10004
Phone: (212) 509-4000

FG Research Analyst Coverage
Alex Scott
Barclays Capital, Inc.
(212) 526-1561
alex.scott@barclays.com

Wilma Burdis
Raymond James
(727) 761-5166
wilma.burdis@raymondjames.com

FNF Research Analyst Coverage [1]
Tengwei Ma
Barclays Capital, Inc.
(212) 526-7965
terry.ma@barclayscapital.com

Mark DeVries
Deutsche Bank
(212) 250-4018
mark.devries@db.com

FNF Research Analyst Coverage [1] (cont.)
Geoffrey Dunn
Dowling & Partners
(860) 676-8600
dunn@dowling.com

Bose George
Keefe, Bruyette & Woods
(212) 887-3843
bgeorge@kbw.com

Oscar Nieves
Stephens, Inc.
(501) 377-8519
oscar.nieves@stephens.com

Mark Hughes
Truist Securities
(615) 748-4422
mark.hughes@truist.com

[1] Reflects research analyst coverage for parent Fidelity National Financial, Inc. (NYSE: FNF), which holds approximately 70% majority ownership stake in F&G (NYSE: FG)

16

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2026

Non-GAAP Reconciliations

	Three months ended					Year ended	
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2025	December 31, 2024
Reconciliation of interest and investment income to adjusted interest and investment income							
US GAAP interest and investment income	$ 723	$ 741	$ 748	$ 682	$ 666	$ 2,837	$ 2,719
Adjustments							
Recognized (gains) losses, net	10	1	(8)	(5)	1	(11)	(59)
Transaction costs, other and non-recurring items	5	—	—	—	—	—	—
Reclass of dividend income to owned distribution margin	(2)	(3)	(3)	(5)	(2)	(13)	(17)
Total adjustments to arrive at adjusted interest and investment income	13	(2)	(11)	(10)	(1)	(24)	(76)
Adjusted interest and investment income	$ 736	$ 739	$ 737	$ 672	$ 665	$ 2,813	$ 2,643
Adjusted interest and investment income - fixed income and others	*$ 642*	*$ 650*	*$ 637*	*$ 621*	*$ 607*	*$ 2,515*	*$ 2,367*
Adjusted interest and investment income - alternatives	*86*	*82*	*76*	*45*	*39*	*242*	*217*
Adjusted interest and investment income - variable	*8*	*7*	*24*	*6*	*19*	*56*	*59*
Adjusted interest and investment income	*$ 736*	*$ 739*	*$ 737*	*$ 672*	*$ 665*	*$ 2,813*	*$ 2,643*

	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2025	December 31, 2024
Reconciliation of benefits and expenses to cost of funds							
US GAAP life insurance premiums and other fees	$ 479	$ 987	$ 711	$ 608	$ 489	$ 2,795	$ 2,860
US GAAP recognized gains and (losses), net	(32)	11	211	51	(263)	10	84
US GAAP benefits and other changes in policy reserves	(484)	(1,265)	(1,181)	(993)	(524)	(3,963)	(3,791)
US GAAP market risk benefit gains (losses)	(73)	(19)	(43)	4	(109)	(167)	25
US GAAP depreciation and amortization	(173)	(174)	(180)	(158)	(153)	(665)	(569)
US GAAP line items subtotal	(283)	(460)	(482)	(488)	(560)	(1,990)	(1,391)
Adjustments							
Recognized (gains) losses, net	(170)	2	70	82	33	187	79
Market related liability adjustments	(37)	(22)	(37)	(16)	103	28	(214)
Purchase price amortization	14	17	24	15	14	70	58
Reclass of acquisition expenses from operating expenses	(3)	(2)	—	(5)	(5)	(12)	(19)
Reclass of affiliated DAC from owned distribution margin	(1)	—	—	—	—	—	—
Reclass of fee income to flow reinsurance fee income	(16)	(15)	(14)	(14)	(13)	(56)	(41)
Total adjustments to arrive at cost of funds	(213)	(20)	43	62	132	217	(137)
Cost of funds	$ (496)	$ (480)	$ (439)	$ (426)	$ (428)	$ (1,773)	$ (1,528)
Cost of funds - cost of crediting	*$ (460)*	*$ (457)*	*$ (443)*	*$ (427)*	*$ (412)*	*$ (1,739)*	*$ (1,487)*
Cost of funds - surrender charge fee income	*56*	*57*	*70*	*69*	*57*	*253*	*268*
Cost of funds - all other	*(92)*	*(80)*	*(66)*	*(68)*	*(73)*	*(287)*	*(309)*
Cost of funds	*$ (496)*	*$ (480)*	*$ (439)*	*$ (426)*	*$ (428)*	*$ (1,773)*	*$ (1,528)*

17

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2026

Non-GAAP Reconciliations (continued)

	Three months ended					Year ended	
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2025	December 31, 2024
Composition of flow reinsurance fee income							
Reclass of fee income from cost of funds	$ 16	$ 15	$ 14	$ 14	$ 13	$ 56	$ 41
Flow reinsurance fee income	$ 16	$ 15	$ 14	$ 14	$ 13	$ 56	$ 41
Reconciliation of owned distribution revenues to owned distribution margin							
US GAAP owned distribution revenues	$ 17	$ 26	$ 24	$ 23	$ 16	$ 89	$ 81
US GAAP non-controlling interest	(1)	(2)	(2)	(2)	—	(6)	(3)
US GAAP line items subtotal	16	24	22	21	16	83	78
Adjustments							
Non-controlling interest	(2)	(3)	(2)	(2)	(2)	(9)	(10)
Reclass of affiliated DAC to cost of funds	1	—	—	—	—	—	—
Reclass of owned distribution dividend income from interest and investment income	2	3	3	5	2	13	17
Reclass of owned distribution expenses from operating expenses	(8)	(11)	(10)	(10)	(9)	(40)	(39)
Total adjustments to arrive at owned distribution margin	(7)	(11)	(9)	(7)	(9)	(36)	(32)
Owned distribution margin	$ 9	$ 13	$ 13	$ 14	$ 7	$ 47	$ 46
Reconciliation of operating expenses							
US GAAP personnel costs	$ (60)	$ (70)	$ (79)	$ (77)	$ (67)	$ (293)	$ (296)
US GAAP other operating expenses	(33)	(35)	(38)	(42)	(41)	(156)	(203)
US GAAP line items subtotal	(93)	(105)	(117)	(119)	(108)	(449)	(499)
Adjustments							
Recognized (gains) losses, net	(3)	1	6	2	(5)	4	7
Purchase price amortization	1	1	5	3	1	10	26
Transaction costs, other and non-recurring items	—	1	6	8	2	17	19
Reclass of acquisition expenses to cost of funds	3	2	—	5	5	12	19
Reclass of expenses to owned distribution margin	8	11	10	10	9	40	39
Total adjustments to arrive at operating expenses	9	16	27	28	12	83	110
Operating expenses	$ (84)	$ (89)	$ (90)	$ (91)	$ (96)	$ (366)	$ (389)
Reconciliation of interest expense							
US GAAP interest expense	$ (41)	$ (41)	$ (42)	$ (41)	$ (40)	$ (164)	$ (132)
US GAAP line items subtotal	(41)	(41)	(42)	(41)	(40)	(164)	(132)
Adjustments							
Transaction costs, other and non-recurring items	—	—	—	—	(1)	(1)	(3)
Total adjustments to arrive at interest expense	—	—	—	—	(1)	(1)	(3)
Interest expense	$ (41)	$ (41)	$ (42)	$ (41)	$ (41)	$ (165)	$ (135)

18

F&G Annuities & Life, Inc.
Financial Supplement - March 31, 2026

Non-GAAP Reconciliations (continued)

	Three months ended					Year ended	
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2025	December 31, 2024
Reconciliation of income tax (expense) benefit to non-GAAP income tax (expense) benefit							
US GAAP income tax (expense) benefit	$ (74)	$ (31)	$ (11)	$ (15)	$ 5	$ (52)	$ (136)
Adjustments							
Income taxes on non-GAAP adjustments	48	1	(13)	(19)	(30)	(61)	21
Total adjustments to arrive at adjusted income tax (expense) benefit	48	1	(13)	(19)	(30)	(61)	21
Adjusted income tax (expense) benefit	$ (26)	$ (30)	$ (24)	$ (34)	$ (25)	$ (113)	$ (115)

						Year ended	
	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2025	December 31, 2024
Reconciliation of total investments to AUM							
US GAAP total investments	$ 69,588	$ 69,442	$ 67,365	$ 64,589	$ 60,709	$ 69,442	$ 60,109
US GAAP cash and cash equivalents	1,324	1,486	2,189	1,884	3,293	1,486	2,264
Less: US GAAP derivative investments	889	1,148	1,222	931	702	1,148	792
US GAAP line items subtotal	70,023	69,780	68,332	65,542	63,300	69,780	61,581
Adjustments							
Net assets ceded pursuant to coinsurance funds withheld arrangements	(16,769)	(14,260)	(13,531)	(12,325)	(11,578)	(14,260)	(10,836)
Unrealized (gains)/losses and allowances adjustment	3,274	2,579	2,384	2,960	3,113	2,579	3,412
Owned distribution investments adjustment	(298)	(306)	(302)	(303)	(297)	(306)	(300)
Reclass from prepaid expenses and other assets [1]	879	812	830	759	706	812	742
Reclass from accounts payable and accrued liabilities [2]	(673)	(1,031)	(1,066)	(1,068)	(698)	(1,031)	(782)
Total adjustments to arrive at AUM	(13,587)	(12,206)	(11,685)	(9,977)	(8,754)	(12,206)	(7,764)
AUM	56,436	57,574	56,647	55,565	54,546	57,574	53,817
Reinsurance	18,018	15,516	14,783	13,596	12,852	15,516	11,457
AUM before reinsurance	$ 74,454	$ 73,090	$ 71,430	$ 69,161	$ 67,398	$ 73,090	$ 65,274
Reconciliation of total F&G Annuities & Life, Inc. shareholders' equity to total F&G equity attributable to common shareholders, excluding AOCI							
Total F&G Annuities & Life, Inc. shareholders' equity	$ 4,639	$ 4,804	$ 4,824	$ 4,438	$ 4,363	$ 4,804	$ 3,951
Less: Preferred stock	250	250	250	250	250	250	250
Total F&G equity attributable to common shareholders	4,389	4,554	4,574	4,188	4,113	4,554	3,701
Less: AOCI	(1,843)	(1,488)	(1,376)	(1,670)	(1,734)	(1,488)	(1,923)
Total F&G equity attributable to common shareholders, excluding AOCI	$ 6,232	$ 6,042	$ 5,950	$ 5,858	$ 5,847	$ 6,042	$ 5,624

[1] Includes accrued investment income, receivable for sale of investments and low income housing tax credit assets
[2] Includes derivative collateral and payable for purchase of investments

19

Non-GAAP Measures Definitions Non-GAAP Measures Generally Accepted Accounting Principles ("GAAP") is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, this document includes non-GAAP financial measures, which the Company believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. Management believes these non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do. The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. By disclosing these non-GAAP financial measures, the Company believes it offers investors a greater understanding of, and an enhanced level of transparency into, the means by which the Company’s management operates the Company. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings, net earnings attributable to common shareholders, or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are provided within. The following represents the definitions of non-GAAP measures used by F&G: Adjusted Net Earnings Attributable to Common Shareholders Adjusted net earnings attributable to common shareholders (ANE) is a non-GAAP economic measure used to evaluate financial performance each period. ANE eliminates the impact of specific items that are not indicative of the underlying economics of our business, including certain market volatility, asymmetrical and noneconomic accounting, nonrecurring items and other income and expense adjustments. These items are volatile in our reported GAAP earnings and are not indicative of the underlying profitability drivers reflected in the design and pricing of our products and/or our investment and hedging strategy, as such items fluctuate from period to period in a manner inconsistent with these drivers. ANE provides information to enhance an investor’s understanding of our results and underlying profitability drivers by removing the impact of short-term market volatility (i.e. recognized gains and losses, market risk benefits remeasurement gains and losses, derivative gains and losses), asymmetrical and non-economic accounting (i.e. derivatives and investment hedges that do not qualify for hedge accounting, deferred pension risk transfer deferred profit liability losses), and other adjustments. ANE is calculated by adjusting net earnings or loss attributable to common shareholders to eliminate: (i) Recognized gains and losses, net: the impact of net investment gains/losses, including changes in allowance for expected credit losses and other than temporary impairment (“OTTI”) losses, recognized in operations; and the effects of changes in fair value of the reinsurance related embedded derivative and other derivatives, including interest rate swaps and forwards; (ii) Market related liability adjustments: the impacts related to changes in the fair value, including both realized and unrealized gains and losses, of index product related derivatives and embedded derivatives, net of hedging cost; the impact of initial pension risk transfer deferred profit liability losses, including amortization from previously deferred pension risk transfer deferred profit liability losses; and the changes in the fair value of market risk benefits by deferring current period changes and amortizing that amount over the life of the market risk benefit; (iii) Purchase price amortization: the impacts related to the amortization of certain intangibles (internally developed software, trademarks and value of distribution asset and the change in fair value of liabilities recognized as a result of acquisition activities); (iv) Transaction costs: the impacts related to acquisition, integration and merger related items; (v) Other and “non-recurring,” “infrequent” or “unusual items”: Other adjustments include removing any charges associated with U.S. guaranty fund assessments as these charges neither relate to the ordinary course of the Company’s business nor reflect the Company’s underlying business performance, but result from external situations not controlled by the Company. Further, Management excludes certain items determined to be “non-recurring,” “infrequent” or “unusual” from adjusted net earnings when incurred if it is determined these expenses are not a reflection of the core business and when the nature of the item is such that it is not reasonably likely to recur within two years and/or there was not a similar item in the preceding two years; (vi) Non-controlling interest on non-GAAP adjustments: the portion of the non-GAAP adjustments attributable to the equity interest of entities that F&G does not wholly own; and (vii) Income taxes: the income tax impact related to the above-mentioned adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. Recognized gains and losses are excluded from ANE as part of both adjustments (i) and (ii). As part of those two adjustments to ANE, all material recognized gains and losses are removed except for periodic settlements of interest rate swaps used to economically hedge our floating rate investments. While these adjustments are an integral part of the overall performance of F&G, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations. Adjusted net earnings should not be used as a substitute for net earnings (loss). However, we believe the adjustments made to net earnings (loss) in order to derive adjusted net earnings provide an understanding of our overall results of operations. F&G Annuities & Life, Inc. Financial Supplement - March 31, 2026 20

Non-GAAP Measures Definitions (continued) Adjusted Weighted Average Diluted Shares Outstanding Adjusted weighted average diluted shares outstanding is the same as weighted average diluted shares outstanding except for periods in which our preferred stocks are calculated to be dilutive to either net earnings attributable to common shareholders or adjusted net earnings attributable to common shareholders, but not both, or there is a net earnings loss attributable to common shareholders on a GAAP basis, but positive adjusted net earnings attributable to common shareholders using the non-GAAP measure. The above exceptions are made to include relevant diluted shares when dilution occurs and exclude relevant diluted shares when dilution does not occur for adjusted net earnings attributable to common shareholders. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Net Earnings attributable to common shareholders per Diluted Share Adjusted net earnings attributable to common shareholders per diluted share is calculated as adjusted net earnings plus preferred stock dividend (if the preferred stock has created dilution). This sum is then divided by the adjusted weighted-average diluted shares outstanding. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Return on Assets attributable to Common Shareholders Adjusted return on assets attributable to common shareholders is calculated by dividing year-to-date annualized adjusted net earnings attributable to common shareholders by year-to-date AAUM. Return on assets is comprised of net investment income, less cost of funds, flow reinsurance fee income, owned distribution margin and less expenses (including operating expenses, interest expense and income taxes) consistent with our adjusted net earnings definition and related adjustments. Cost of funds includes liability costs related to cost of crediting as well as other liability costs. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing financial performance and profitability earned on AAUM. Adjusted Return on Average Common Shareholder Equity, excluding AOCI Adjusted return on average common shareholder equity is calculated by dividing the rolling four quarters adjusted net earnings attributable to common shareholders, by total average F&G equity attributable to common shareholders, excluding AOCI. Average equity attributable to common shareholders, excluding AOCI for the twelve month rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be a useful internally and for investors and analysts to assess the level return driven by the Company's adjusted earnings. Assets Under Management (AUM) AUM is comprised of the following components and is reported net of reinsurance assets ceded in accordance with GAAP: (i) total invested assets at amortized cost, excluding investments in unconsolidated affiliates, owned distribution and derivatives; (ii) investments in unconsolidated affiliates at carrying value; (iii) related party loans and investments; (iv) accrued investment income; (v) the net payable/receivable for the purchase/sale of investments; and (vi) cash and cash equivalents excluding derivative collateral at the end of the period. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the size of our investment portfolio that is retained. AUM before Reinsurance AUM before Reinsurance is comprised of AUM plus flow reinsured assets, including certain block reinsured assets. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the size of our investment portfolio including reinsured assets. F&G Annuities & Life, Inc. Financial Supplement - March 31, 2026 21

Non-GAAP Measures Definitions (continued) Average Assets Under Management (AAUM) (Quarterly and YTD) AAUM is calculated as AUM at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on retained assets. Book Value per Common Share, excluding AOCI Book value per Common share, excluding AOCI is calculated as total F&G equity attributable to common shareholders divided by the total number of shares of common stock outstanding. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of the Company. Return on Average F&G common shareholder Equity, excluding AOCI Return on average F&G common shareholder equity, excluding AOCI is calculated by dividing the rolling four quarters net earnings (loss) attributable to common shareholders, by total average F&G equity attributable to common shareholders, excluding AOCI. Average F&G equity attributable to common shareholders, excluding AOCI for the twelve month rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Sales Annuity, IUL, funding agreement and non-life contingent PRT sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. Sales from these products are recorded as deposit liabilities (i.e., contractholder funds) within the Company's consolidated financial statements in accordance with GAAP. Life contingent PRT sales are recorded as premiums in revenues within the consolidated financial statements. Management believes that presentation of sales, as measured for management purposes, enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition. Total Capitalization, excluding AOCI Total capitalization, excluding AOCI is based on total equity excluding the effect of AOCI and the total aggregate principal amount of debt. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess the capital position of the Company. Debt-to-Capitalization Ratio, excluding AOCI Debt-to-capitalization ratio is computed by dividing total aggregate principal amount of debt by total capitalization (total debt plus total equity, excluding AOCI). Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position. Total Equity, excluding AOCI Total equity, excluding AOCI is based on total equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on total equity. Total F&G Equity attributable to common shareholders, excluding AOCI Total F&G equity attributable to common shareholder, excluding AOCI is based on total F&G Annuities & Life, Inc. shareholders' equity excluding the effect of AOCI and preferred stocks, including additional paid-in-capital. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Yield on AAUM Yield on AAUM is calculated by dividing annualized adjusted interest and investment income by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM. F&G Annuities & Life, Inc. Financial Supplement - March 31, 2026 22